EXHIBIT 32.b


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 0F THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Westwood One, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Andrew Zaref, Chief Financial Officer of the Company, certify that to my knowledge:

     1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/S/ Andrew Zaref
- ----------------
Andrew Zaref
November 9, 2004

This statement is being furnished to the Securities and Exchange Commission as an exhibit to this Quarterly Report on Form 10-Q.